UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	April 29, 2013
(Date of earliest event reported):	April 29, 2013

Commission File No. 0-10587
FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 4887 One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Former name or former address, if changed since last Report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 - Regulation FD Disclosure.
Fulton Financial Corporation (“Fulton”) will webcast its Annual Meeting of Shareholders (“Annual Meeting”) on Monday, April 29, 2013 at 10:00 a.m. Eastern Time. E. Philip Wenger, Chairman, President and CEO, will share information about Fulton and will answer questions from those attending the meeting in person.
The Annual Meeting webcast can be heard by going to Fulton's website, www.fult.com, selecting the Investor Relations tab and clicking on the link to the webcast. The webcast will be archived on Fulton's website for 30 days following the meeting.
Fulton's presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Fulton Annual Meeting Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013	FULTON FINANCIAL CORPORATION
By: /s/ Charles J. Nugent
Charles J. Nugent
Senior Vice President and
Chief Financial Officer